Exhibit 99.4
                                                                  ------------


Date: July 31, 2006
To:   Morgan Stanley Mortgage Loan              From:    Morgan Stanley Capital
      Trust 2006-9AR                                     Services Inc.
Attn: Wells Fargo Bank, National Association             Contact: Kelvin Borre
      9062 Old Annapolis Road
      Columbia, MD 21045
      Attention:  Client Manager, MSM 2006-9AR

Fax:  (410) 715-2380                            Fax:     (212) 507-3837
Tel:  (410) 884-2000                            Tel:     (212) 761-1426

REFERENCE NUMBER: FRV8V


The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the "Transaction") between Morgan Stanley Capital Services Inc. ("Party A") and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-9AR ("Party B") pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of July 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee").

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2006, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:.................  With   respect   to  any   Calculation
                                         Period, the amount set forth for such
                                         Calculation Period in Schedule I
                                         attached hereto.

      Trade Date:......................  July 25, 2006

      Effective Date:..................  July 31, 2006

      Termination Date:................  June 25, 2011,  subject to  adjustment in  accordance  with the  Business Day
                                         Convention
      Fixed Amounts:

            Fixed Rate Payer:..........  Party B

            Fixed Rate Payer Payment     The 25th  calendar  day of each  month
              Dates:...................  during  the Term of this  Transaction, commencing August 25, 2006 and ending
                                         on the Termination Date, subject to
                                         adjustment in accordance with the
                                         Business Day Convention

            Fixed Rate Payer Period End  The 25th  calendar  day of each  month
              Dates:...................  during  the Term of this  Transaction, commencing August 25, 2006 and ending
                                         on June 25, 2011, subject to No
                                         Adjustment.

            Fixed Rate:................  5.54%

            Fixed Amount:..............  To be determined  in  accordance  with the following formula:

                                         10 * Fixed  Rate *  Notional  Amount *
                                         Fixed Rate Day Count Fraction.

            Fixed Rate Day Count
              Fraction:................  30/360

      Floating Amounts:

            Floating Rate Payer:.......  Party A

            Floating Rate Payer Payment  Early  Payment  shall  be  applicable.
              Dates:...................  For  each  Calculation   Period,   the
                                         Floating Rate Payer Payment Date
                                         shall be the first Business Day prior
                                         to the related Floating Rate Payer
                                         Period End Date.

            Floating Rate Payer Period   The 25th  calendar  day of each  month
              End Dates:...............  during  the Term of this  Transaction, commencing August 25, 2006 and ending
                                         on the Termination Date, subject to
                                         adjustment in accordance with the
                                         Business Day Convention.

            Floating Rate Option:......  USD-LIBOR-BBA

            Floating Amount:...........  To be determined  in  accordance  with the following formula:

                                         10 * Floating  Rate * Notional  Amount
                                         *Floating Rate Day Count Fraction.

            Designated Maturity:.......  One month

            Floating Rate Day Count
              Fraction:................  Actual/360

            Reset Dates:...............  The  first  day  of  each  Calculation
                                         Period.

            Compounding:...............  Inapplicable

          Business Days:.............    New York

Business Day Convention:...              Following

Amendment to Section 2(c)of the          Notwithstanding anything   to  the
      Agreement:......................   contrary  in  Section  2(c)  of  the
                                         Agreement, amounts that are payable
                                         with respect to Calculation Periods
                                         which end in the same calendar month
                                         (prior to any adjustment of period
                                         end dates) shall be netted, as
                                         provided in Section 2(c) of the
                                         Agreement, even if such amounts are
                                         not due on the same payment date. For
                                         avoidance of
                                         doubt any payments pursuant to
                                         Section 6(e) of the Agreement shall
                                         not be subject to netting.

2. Account Details and Settlement Information:

            Payments to Party A:

            Citibank, New York
            ABA No.: 021 000 089
            Account No.: 4072-4601
            Account Name: Morgan Stanley Capital Services Inc.

            Payments to Party B:

            Wells Fargo Bank, National Association
            ABA No. 121-000-248
            Account Name: Corporate Trust Clearing
            Account No. 3970771416 for further credit to 50933201, MSM 2006-9AR
            Ref: MSM 2006-9AR

3. Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

                               Very truly yours,

                               MORGAN STANLEY CAPITAL SERVICES INC.


                               By: /s/ David N. Moore
                                  -------------------------------------
                                  Name:   David N. Moore
                                  Title:  Vice President

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY MORTGAGE LOAN TRUST 2006-9AR

                                 By: /s/ Patricia Russo
                                    ----------------------------------------
                                    Name:   Patricia Russo
                                    Title:  VP



                                  SCHEDULE I

 Line         Calculation Period         NotionalAmount($)    Multiplier
------    -------------------------      -----------------    ----------



   1        6/25/2006     7/25/2006       64,450,229.39       10
   2        7/25/2006     8/25/2006       61,281,770.89       10
   3        8/25/2006     9/25/2006       58,267,486.27       10
   4        9/25/2006    10/25/2006       55,399,947.00       10
   5       10/25/2006    11/25/2006       52,672,010.51       10
   6       11/25/2006    12/25/2006       50,076,881.85       10
   7       12/25/2006     1/25/2007       47,608,096.72       10
   8        1/25/2007     2/25/2007       45,259,505.42       10
   9        2/25/2007     3/25/2007       43,025,257.52       10
  10        3/25/2007     4/25/2007       40,899,787.31       10
  11        4/25/2007     5/25/2007       38,877,799.93       10
  12        5/25/2007     6/25/2007       36,954,258.22       10
  13        6/25/2007     7/25/2007       35,124,370.16       10
  14        7/25/2007     8/25/2007       33,383,576.93       10
  15        8/25/2007     9/25/2007       31,727,541.59       10
  16        9/25/2007    10/25/2007       30,037,087.46       10
  17       10/25/2007    11/25/2007       28,543,982.47       10
  18       11/25/2007    12/25/2007       27,123,578.66       10
  19       12/25/2007     1/25/2008       25,772,336.92       10
  20        1/25/2008     2/25/2008       24,486,890.42       10
  21        2/25/2008     3/25/2008       23,106,217.48       10
  22        3/25/2008     4/25/2008       21,410,500.21       10
  23        4/25/2008     5/25/2008       19,982,608.17       10
  24        5/25/2008     6/25/2008       18,937,338.60       10
  25        6/25/2008     7/25/2008       17,984,749.83       10
  26        7/25/2008     8/25/2008       17,078,547.54       10
  27        8/25/2008     9/25/2008       16,216,473.49       10
  28        9/25/2008    10/25/2008       15,396,379.32       10
  29       10/25/2008    11/25/2008       14,600,803.46       10
  30       11/25/2008    12/25/2008       13,798,930.98       10
  31       12/25/2008     1/25/2009       12,973,150.49       10
  32        1/25/2009     2/25/2009       12,246,106.66       10
  33        2/25/2009     3/25/2009       11,484,139.18       10
  34        3/25/2009     4/25/2009       10,746,797.77       10
  35        4/25/2009     5/25/2009        9,662,101.81       10
  36        5/25/2009     6/25/2009        9,154,872.23       10
  37        6/25/2009     7/25/2009        8,672,943.30       10
  38        7/25/2009     8/25/2009        8,611,637.34       10
  39        8/25/2009     9/25/2009        8,181,040.69       10
  40        9/25/2009    10/25/2009        7,771,412.79       10
  41       10/25/2009    11/25/2009        7,381,732.77       10
  42       11/25/2009    12/25/2009        7,011,029.46       10
  43       12/25/2009     1/25/2010        6,658,378.95       10
  44        1/25/2010     2/25/2010        6,322,902.32       10
  45        2/25/2010     3/25/2010        6,003,763.42       10
  46        3/25/2010     4/25/2010        5,700,166.79       10
  47        4/25/2010     5/25/2010        5,411,355.71       10
  48        5/25/2010     6/25/2010        5,136,610.28       10
  49        6/25/2010     7/25/2010        4,875,245.67       10
  50        7/25/2010     8/25/2010        4,626,610.35       10


                                     I-1



  51        8/25/2010     9/25/2010        4,390,084.53       10
  52        9/25/2010    10/25/2010        4,163,412.32       10
  53       10/25/2010    11/25/2010        3,949,446.31       10
  54       11/25/2010    12/25/2010        3,745,901.69       10
  55       12/25/2010     1/25/2011        3,535,881.24       10
  56        1/25/2011     2/25/2011        3,348,774.29       10
  57        2/25/2011     3/25/2011        3,169,311.35       10
  58        4/25/2011     5/25/2011        2,977,938.86       10
  59        5/25/2011     6/25/2011          183,440.69       10




                                     I-2